Uranium International Corp. 10475 Park Meadows Drive, Suite 600 Lone Tree, Colorado 80124

NEWS RELEASE

URANIUM INTERNATIONAL CORP. ACQUIRES OPTION ON COLOMBIAN CLAIMS
FROM MERCER GOLD CORPORATION

DENVER, CO., April 5, 2010 - Uranium International Corp. ("Uranium International") (OTCBB: URNI) announces that it has entered into a Letter of Intent (the "LOI") with Mercer Gold Corporation, a private mining company ("Mercer"), pursuant to which Mercer has granted to Uranium International an exclusive option (the "Option") to acquire all of Mercer's current underlying option interests under a certain "Option Agreement", dated March 4, 2010 (the "Underlying Option Agreement"), as entered into between Mercer and Comunidad Mineral Guayabales (the "Underlying Property Owner"), pursuant to which Mercer acquired from the Underlying Property Owner an option (the "Underlying Option") to acquire a 100% legal, beneficial and registerable interest in and to certain mineral property concession interests which are held by way of license and which are located in the Municipality of Marmato, Colombia, and which are better known and described as the "Guayabales" property (collectively, the "Property").

The LOI is subject to the completion of due diligence within seven days, the execution of a "Definitive Agreement" within 10 days and the receipt by Mercer of prior written consent to the proposed Option by the Underlying Property Owner.

Under the terms of the LOI, Uranium International must:

(a)       pay to Mercer $200,000 immediately upon the execution of the Definitive Agreement (the "Effective Date");

(b)       issue to Mercer, an aggregate of up to 20,000,000 restricted common shares in the share capital of Uranium International (each a "Share") as follows :

(i)       issuance of 10,000,000 of the Shares within two business days of the Effective Date; and

(ii)      issuance of 10,000,000 of the Shares within five business days of Uranium International's prior receipt of a "technical report" (as that term is defined in section 1.1 of NI 43-101) confirming that any of the Property interests underlying the Underlying Option Agreement and the within Option have not less than 2,000,000 troy ounces of gold "mineral resources" in the categories of "measured", "indicated" and "inferred" (as such terms are defined in section 1.2 of NI 43-101);

(c)       provide funding for or expend minimum cumulative "Expenditures" for "Exploration and Development" (as those terms are defined in the LOI) work on or in connection with any of the mineral interests comprising the Property interests of not less than $11,500,000 in the following manner:

(i)       no less than an initial $1,500,000 shall be expended on the Property by December 31, 2010;

(ii)      no less than a further $5,000,000 shall be expended on the Property by December 31, 2011; and

(iii)     no less than a final $5,000,000 shall be expended on the Property by December 31, 2012; and

(d)       pay on Mercer's behalf all underlying option, regulatory and governmental payments and assessment work required to keep the Property in good standing during the Option period including, without limitation, all remaining cash payments required to be made to the Underlying Property Owner under the Underlying Option Agreement.

Guayabales is a highly prospective gold and silver property located in Marmato, Caldas, Colombia. The property has been described thoroughly in a NI 43-101 compliant assessment report dated April 5, 2007. In 2008, the previous Optionor completed 17 holes totaling 2000 meters of drilling and 1980 samples. Uranium International plans to evaluate the property and will develop a work program in due course.

For further information see: www.uraniuminternational.com

Symbol: OTCBB - URNI; Frankfurt AN4, WKN NO. A0MUN4.

Contact:        Investor Relations (USA)
                      Tel. 1-720-279-2377
                      Investor Relations (Europe)
                      Tel. +41-43-888-6701

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EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH PROPERTY DEVELOPMENT AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-KSB AND ON FORM 10-QSB AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S DEVELOPMENT EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

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